Exhibit 10.55

AMENDMENT NO. 2

TO AMENDED AND RESTATED

MORTGAGE BANKING SERVICES AGREEMENT

Amendment No. 2 to Amended and Restated Mortgage Banking Services Agreement, dated as of February 29, 2012 (the “Amendment”), by and between PennyMac Loan Services, LLC, a Delaware limited liability company (the “Service Provider”), and PennyMac Corp., Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Service Provider and the Company are parties to that certain Amended and Restated Mortgage Banking Services Agreement, dated as of November 1, 2010, as amended (the “Existing MBS Agreement” and, as amended by this Amendment, the “MBS Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing MBS Agreement.

WHEREAS, the Service Provider and the Company have agreed, subject to the terms and conditions of this Amendment, that the Existing MBS Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing MBS Agreement.

NOW, THEREFORE, in consideration of the mutual premises and mutual obligations set forth herein, the Service Provider and the Company hereby agree that the Existing MBS Agreement is hereby amended as follows:

SECTION 1. Exhibits. Exhibit A of the Existing MBS Agreement is hereby amended by deleting it in its entirety and replacing it with the form attached hereto as Exhibit A.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date first set forth above (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, each party shall have received the following documents, each of which shall be satisfactory to such party in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Service Provider and the Company; and

(b) such other documents as such party or counsel to such party may reasonably request.

SECTION 3. Representations and Warranties. Each party represents that it is in compliance in all material respects with all the terms and provisions set forth in the Existing MBS Agreement on its part to be observed or performed.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing MBS Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 7. Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing MBS Agreement, the provisions of this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

The Service Provider:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Vice President, Finance

The Company:	PENNYMAC CORP.

	By:	/s/ Anne D. McCallion
		Name:	Anne D. McCallion
		Title:	Chief Financial Officer

EXHIBIT A

Fulfillment Fees

The Fulfillment Fee for each Mortgage Loan purchased from an approved Correspondent shall equal the product of (a) .50%, multiplied by (b) the aggregate unpaid principal balance of such Mortgage Loan.

The Company may also, from time to time and in good faith, opportunistically acquire one or more Mortgage Loans in an isolated or discrete transaction from a third party originator that has not been approved as a Correspondent and for which no such approval or ongoing correspondent lending relationship will be sought. The Fulfillment Fee for each such Mortgage Loan shall equal the product of (a) up to 1.00% (depending on the costs associated with the related transaction), multiplied by (b) the aggregate unpaid principal balance of such Mortgage Loan.

A-1